Exhibit 10.2

                            BARRY L . FRIEDMAN, P.C.
                           Certified Public Accountant


1582 TULITA DRIVE                                        OFFICE (702) 361-8414
LAS VEGAS, NEVADA  89123                                 FAX NO (702) 896-0278


January 4, 2000


Securities Exchange Commission
450 Fifth Street
Washington, DC  20549

Ladies and Gentlemen:

We have read the statements made by BrowseSafe.com, Inc., in its Amendment No. 1 to Form 10SB, Part II, Item 3, which we understand will be filed with the Commission pursuant to Regulation SB. We agree with the statements in these paragraphs concerning our firm.

Very truly yours,


/s/ BARRY L. FRIEDMAN

BARRY L. FRIEDMAN, P.C.